PURCHASE AND SALE AGREEMENT


                THIS PURCHASE AND SALE AGREEMENT (this "Agreement"), dated as of June 11, 2003, is by and between Regency Centers Corporation, a Florida corporation ("Regency"), Security Capital Group Incorporated, a Maryland corporation ("Security Capital Group") and Security Capital Shopping Mall Business Trust, a Maryland real estate investment trust ("Sub," and together with Security Capital Group, "Security Capital").

                WHEREAS, Security Capital is the beneficial owner of 34,273,236 shares of Regency common stock, $0.01 par value per share (the "Shares");

                WHEREAS, Security Capital desires to dispose of a portion of the Shares through an underwritten public offering (the "Secondary Offering") pursuant to an underwriting agreement to be entered into among Regency, Security Capital Group, Sub, Citigroup Global Markets Inc. and Merrill Lynch & Co. and such other underwriters as provided therein (the "Underwriting Agreement");

                WHEREAS, Security Capital expects to enter into a series of forward contracts (the "Forward Contracts") with certain underwriters (the "Forward Contract Underwriters") covering a portion of the Shares;

                WHEREAS, Security Capital may lend a portion of the Shares to the Forward Contract Underwriters pursuant to stock loan agreements (the "Stock Loan Agreements");

                WHEREAS, the Forward Contract Underwriters intend to sell the Shares borrowed under the Stock Loan Agreements in the Secondary Offering;

                WHEREAS, concurrent with the Secondary Offering, Citigroup Global Markets Holdings Inc. ("Citigroup Holdings") intends to offer, through an underwritten public offering, SynDECSSM linked to a portion of the Shares subject to the Forward Contracts (the "SynDECSSM Offering");

                WHEREAS, Citigroup Holdings intends to enter into equity swap agreements with respect to a specified number of shares of common stock of Regency providing for cash payments to Citigroup Holdings in an amount equal to the value of the specified shares of Regency common stock on the swap termination date (with such cash swap agreements being capable of settlement in shares of Regency common stock if and to the extent that, after giving effect to such settlement in shares, Citigroup Holdings would not be considered to own, for purposes of the Section 856(d)(2)(B) of the Code, more than 9.8% of the capital stock of Regency) (the "Cash Swap Agreements"); and

                WHEREAS, Security Capital desires to sell to Regency and Regency desires to purchase from Security Capital up to $150,000,000 of the Shares, subject to the terms described herein.

                NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements and warranties herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                1.      Purchase and Sale.

                        (a) Subject to adjustment as set forth in Section 1(b) hereof and to the other terms and conditions herein set forth, Regency agrees to purchase and Sub agrees to sell on the Closing Date (as hereinafter defined) the number of whole Shares (the "Regency Shares"), free and clear of all liens, encumbrances, claims and security interests, equal to (i) $150,000,000 divided by (ii) the per share offering price to the public of the Shares offered pursuant to the Underwriting Agreement (the "Public Offering Price Per Share"), rounded up to the nearest whole number and as may be adjusted pursuant to Section 1(b) hereof.

                        (b) If, upon the consummation of the Secondary Offering and the execution by Security Capital of the Forward Contracts, the Adjusted Stock Ownership Percentage (as defined below) is 9.8% or less, Regency shall purchase from Sub a number of Regency Shares equal to (i) $150,000,000 divided by (ii) the Public Offering Price Per Share, as set forth in Section 1(a) above, without adjustment. If, upon the consummation of the Secondary Offering and the execution by Security Capital of the Forward Contracts, the Adjusted Stock Ownership Percentage is greater than 9.8%, then Regency shall purchase from Sub at the Public Offering Price Per Share an aggregate value of Regency Shares as set forth in the following table; provided, however, that if the disposition of Shares by Sub pursuant to the Secondary Offering and this Agreement would result in Security Capital's aggregate ownership of the Shares being reduced by 20% or less (calculated in accordance with Section 302(b) of the Internal Revenue Code), then Regency will not be obligated to purchase from Sub and Sub will not be obligated to sell to Regency any of the Regency Shares;

                                Adjusted Stock                  Regency's
                              Ownership Percentage             Participation
                              --------------------             -------------

                                    < 9.8%                        $150MM
                                    -

                                 > 9.8% and < 11.0%               $135MM
                                            -

                                 >11.0% and < 12.0%               $120MM
                                            -

                                 >12.0% and < 13.0%               $105MM
                                            -

                                 >13.0% and < 14.0%               $90MM
                                            -

                                 >14.0% and < 15.0%               $75MM
                                            -

                                     > 15.0%                       $0MM


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

As used in this Section 1(b), the term "Adjusted Stock Ownership Percentage" shall mean the percentage of the total outstanding shares of Regency common stock (on a fully diluted basis assuming that Regency purchases $150,000,000 of the Shares pursuant to this Agreement) owned by Security Capital after the consummation of Secondary Offering and the execution of the Forward Contracts. For purposes of this calculation, the Shares subject to the over-allotment options granted by Security Capital to the underwriters in the Underwriting Agreement and the Shares linked to the over-allotment option granted to the underwriters of the SynDECSSM Offering (the "Greenshoe Shares") shall be deemed not owned by Security Capital. For illustration purposes, the Adjusted Stock Ownership Percentage equals (i) the Security Capital Owned Shares (as defined below) divided by (ii) the Total Outstanding Shares (as defined below).

                The term "Security Capital Owned Shares" shall mean (i) 34,273,236 minus (ii) the sum of (A) the number of Shares sold by Security Capital in the Secondary Offering plus (B) the number of Shares subject to the Forward Contracts plus (C) the Greenshoe Shares.

                The term "Total Outstanding Shares" shall mean (i)
60,511,537 minus (ii) (A) $150,000,000 divided by (B) the Public Offering Price Per Share.

                2. Representations and Warranties of Regency. Regency hereby represents and warrants to Security Capital as follows:

                        (a) Due Organization. Regency is duly organized, validly existing and in good standing under the laws of the State of Florida.

                        (b) Authorization; Non-Contravention. Regency has the requisite power and authority to enter into this Agreement and the transactions and agreements contemplated hereby and to carry out its obligations hereunder and thereunder. This Agreement has been duly authorized, executed and delivered by Regency and constitutes a valid and binding agreement enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors rights generally or by general equitable principles and except as the enforcement of the provisions of Section 9 hereof may be limited by public policy. Neither the execution and delivery of this Agreement, the consummation of the transactions and agreements contemplated hereby, nor compliance with the terms, conditions or provisions of this Agreement, will be a violation of any of the terms, conditions or provisions of Regency's Restated Articles of Incorporation, as amended, or bylaws or of any material agreement or instrument to which it or one of its


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

subsidiaries is a party or by which it or one of its subsidiaries or its or their material properties may be bound, or constitute a default or create a right of termination or acceleration thereunder. A special committee of the Board of Directors of Regency has determined that this Agreement and the transactions contemplated hereby are advisable, fair to and in the best interests of the shareholders of Regency.

                        (c) Regency Shares Outstanding. As of the date hereof, Regency has outstanding 60,511,537 shares of common stock, $0.01 par value per share.

                        (d) REIT Status. Regency further represents and warrants that (i) it intends in its federal income tax return for the tax years that will end on December 31, 2003 to be taxed as a real estate investment trust (a "REIT") within the meaning of Section 856 of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) it has operated, and intends to continue to operate, in such a manner as to qualify as a REIT for 2003, and (iii) assuming the Forward Contracts, the Stock Loan Agreements and the Cash Swap Agreements are in substantially the form attached hereto as Exhibit A, Exhibit B and Exhibit C, respectively, the consummation of the transactions contemplated by this Agreement, the Underwriting Agreement, the Forward Contracts, the Stock Loan Agreements and the Cash Swap Agreements will not prevent or prohibit Regency from continuing to qualify as a REIT for federal income tax purposes, or result in the loss of Regency's status as a REIT for federal income tax purposes.

                3. Representations and Warranties of Security Capital. Security Capital Group and Sub hereby jointly and severally represent and warrant to Regency as follows:

                        (a) Due Organization. Security Capital Group and Sub are each duly organized, validly existing and in good standing under the laws of the State of Maryland.

                        (b) Authorization; Non-Contravention. Security Capital Group and Sub each have the requisite power to enter into this Agreement and the transactions and agreements contemplated hereby and to carry out its obligations hereunder and thereunder. This Agreement has been duly authorized, executed and delivered by each of Security Capital Group and Sub and constitutes a valid and binding agreement of Security Capital Group and Sub enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors rights generally or by general equitable principles and except as the enforcement of the provisions of Section 9 hereof may be limited by public policy. Neither the execution and delivery of this Agreement, consummation of the transactions and agreements contemplated hereby, nor compliance with the terms, conditions or provisions of this Agreement, will be a violation of any of the


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

terms, conditions or provisions of either Security Capital Group's or Sub's charter or bylaws or of any material agreement or instrument to which Security Capital Group or Sub is a party or constitute a default or create a right of termination or acceleration thereunder.

                        (c) Title. Sub is the sole legal and record owner of the Shares and owns the Regency Shares free and clear of all liens, encumbrances, claims and security interests.

                4. Public Announcements. The parties hereto will consult with each other before issuing, and provide each other with the reasonable opportunity to review and comment upon, any press release or other public statements with respect to the transactions contemplated by this Agreement, and shall not issue any such press release or make any such public statement without the reasonable consent of the other party, except as may be required by applicable law, rule or regulation, by court process or by obligations pursuant to any listing agreement with any national securities exchange or transaction reporting system so long as the other party is notified promptly by the disclosing party of such press release or public statement. For avoidance of doubt, the parties acknowledge that Security Capital Group, Sub and certain of their affiliates will be filing, with respect to these transactions, an amendment to its report on Schedule 13D, and Regency will be filing, with respect to these transactions, a Current Report on Form 8-K.

                5. Closing. Subject to the satisfaction of the conditions set forth in Sections 6 and 7 hereof, the purchase and sale of the Regency Shares (the "Closing") shall occur concurrently with the later to occur of (i) the initial closing of the Secondary Offering and (ii) the initial closing of the SynDECSSM Offering (such date being the "Closing Date"). The Closing shall take place at the offices of Hogan & Hartson, 555 Thirteenth Street, N.W., Washington, District of Columbia 20004, at which time the parties shall make the deliveries described below. At the Closing, in addition to any other documents required to be delivered under this Agreement, the parties hereto shall deliver the documents described below:

                        (a) Deliveries by Regency. At the Closing, Regency shall deliver or cause to be delivered the following to Security Capital:

                                (1) an amount of U.S. Dollars equal to the product of the number of Regency Shares to be purchased by Regency determined in accordance with Section 1 of this Agreement times the Public Offering Price Per Share, to be delivered by wire transfer of immediately available funds to the account specified by Security Capital;


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

                                (2) a certificate, dated the Closing Date, of an executive officer of Regency, certifying that, as of such date, the representations and warranties of Regency contained herein are accurate, true and correct with the same force and effect as though made on and as of such date;

                                (3)     a certificate of Regency's secretary
                                        certifying resolutions of the special
                                        committee of the Board of Directors of
                                        Regency approving this Agreement and the transactions contemplated hereby
                                        (together with an incumbency and
                                        signature certificate regarding the
                                        officer(s) signing on behalf of
                                        Regency); and

                                (4) an opinion of Foley & Lardner (the "Tax Opinion"), in form and substance reasonably satisfactory to Security Capital, to the effect that the transactions contemplated by this Agreement (i) will qualify as a substantially disproportionate redemption of stock under Section 302(b)(2) of the Code and (ii) taken together with the other transactions contemplated by this Agreement, the Underwriting Agreement, the Forward Contracts, the Stock Loan Agreements and the Cash Swap Agreements (to the extent such agreements are substantially in the form attached hereto as Exhibit A, Exhibit B and Exhibit C, respectively), will not prevent or prohibit Regency from continuing to elect to be taxed as a REIT in its federal income tax returns, or result in the loss of Regency's status as a REIT for federal income tax purposes.

                        (b) Deliveries by Security Capital. At the Closing, Security Capital shall deliver or cause to be delivered the following to
Regency:

                                (1) the Regency Shares to be purchased by Regency determined in accordance with
                                        Section 1 of this Agreement, to be
                                        delivered by DWAC to an account
                                        specified by Regency;

                                (2)     the resignation of Joseph E. Parsons
                                        from Regency's Board of Directors and
                                        all committees thereof;


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

                                (3) a certificate, dated the Closing Date, of an executive officer of Security Capital Group, certifying that, as of such date, the representations and warranties of Security Capital Group contained herein are accurate, true and correct with the same force and effect as though made on and as of such date;

                                (4) a certificate, dated the Closing Date, of an executive officer of Sub, certifying that, as of such date, the representations and warranties of Sub contained herein are accurate, true and correct with the same force and effect as though made on and as of such date;

                                (5)     a certificate of Security Capital
                                        Group's secretary certifying resolutions of the Board of Directors of Security Capital Group approving this Agreement and the transactions contemplated hereby (together with an incumbency and signature certificate regarding the officer(s) signing on behalf of Security Capital Group) and certifying that attached to such certificate are true, accurate and complete executed copies of the Forward Contracts, the Stock Loan Agreements and the Cash Swap Agreements; and

                                (6)     a certificate of Sub's secretary
                                        certifying resolutions of the Board of
                                        Trustees of Sub approving this Agreement and the transactions contemplated hereby (together with an incumbency and signature certificate regarding the officer(s) signing on behalf of Sub).

                6. Conditions to the Obligations of Regency. The obligations of Regency under this Agreement are subject to the fulfillment of each of the following conditions:

                        (a) Performance. Each of Security Capital and Sub shall have performed and complied in all material respects with all agreements, covenants, obligations and conditions required by this Agreement to be performed or complied with by it.

                        (b) Injunctions. No preliminary or permanent injunction or other final order by any United States federal or state court shall have been issued which prevents the consummation of the transactions contemplated hereby.

                        (c) Underwriting Agreement. The initial closing of the transactions contemplated by the Underwriting Agreement shall have occurred.

                7. Conditions to the Obligations of Security Capital. The obligations of Security Capital under this Agreement are subject to the fulfillment of each of the following conditions:

                        (a) Performance. Regency shall have performed and complied in all material respects with all agreements, covenants, obligations and conditions required by this Agreement to be performed or complied with by it.

                        (b) Injunctions. No preliminary or permanent injunction or other final order by any United States federal or state court shall have been issued which prevents the consummation of the transactions contemplated hereby.

                        (c) Underwriting Agreement. The initial closing of the transactions contemplated by the Underwriting Agreement shall have occurred.

                        (d) Tax Opinion. Receipt by Security Capital of the Tax Opinion described in Section 5(a)(4).

                8. Survival. The representations and warranties of the parties shall survive until the third anniversary of the Closing Date.

                9.      Indemnification.

                        (a) Each party (the "Indemnifying Party") agrees to indemnify the other party, and each of their affiliates and their respective officers, directors, employees, agents and representatives (each, an "Indemnified Party" and together the "Indemnified Parties") against, and agrees to hold each of them harmless from, any and all liabilities, losses, costs, claims, damages, penalties and expenses (including, without limitation, reasonable attorneys' fees and expenses and costs of investigation and litigation) ("Losses") incurred or suffered by them relating to or arising out of or in connection with any breach of or any inaccuracy in any representation or warranty made by the Indemnifying Party in this Agreement or any document delivered by it at the Closing pursuant to Section 5 hereof. No person shall be entitled to indemnification hereunder to the extent that the act or omission of such person for which indemnification is claimed arises out of such person's fraud, bad faith or willful misconduct.

                        (b) As soon as is reasonably practicable after becoming aware of a claim for indemnification under this Agreement the Indemnified Party shall promptly give notice to the Indemnifying Party of such claim and the amount the Indemnified Party will be entitled to receive hereunder from the Indemnifying Party; provided that the failure of the Indemnified Party to give notice shall not relieve the Indemnifying Party of its obligations hereunder except to the extent (if any) that the Indemnifying Party shall have been prejudiced thereby. If the Indemnifying Party agrees that it has an indemnification obligation but objects that it is obligated to pay only a lesser amount, the Indemnified Party shall nevertheless be entitled to recover promptly from the Indemnifying Party the lesser amount, without prejudice to the Indemnified Party's claim for the difference.

                        (c) After receiving a claim as set forth above, the Indemnifying Party may, at its own expense, (i) participate in the defense of any claim, suit, action or proceeding and (ii) upon notice to the Indemnified Party and the Indemnifying Party's delivering to the Indemnified Party a written agreement that the Indemnified Party is entitled to indemnification for all Losses arising out of such claim, suit, action or proceeding, assume the defense thereof; provided, however, that (x) the Indemnifying Party's counsel is reasonably satisfactory to the Indemnified Party, and (y) the Indemnifying Party shall thereafter consult with the Indemnified Party upon the Indemnified Party's reasonable request for such consultation from time to time with respect to such claim, suit, action or proceeding. If the Indemnifying Party assumes such defense, the Indemnified Party shall have the right (but not the duty) to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Party. If, however, the Indemnified Party reasonably determines in its judgment that representation by the Indemnifying Party's counsel of both the Indemnifying Party and the Indemnified Party would present such counsel with a conflict of interest, then such Indemnified Party may employ separate counsel to represent or defend it in any such claim, action, suit or proceeding and the Indemnifying Party shall pay the reasonable fees and disbursements of such separate counsel. Whether or not the Indemnifying Party chooses to defend or prosecute any such claim, suit, action or proceeding, all of the parties hereto shall cooperate in the defense or prosecution thereof.

                        (d) Notwithstanding anything in this Section 9 to the contrary, neither the Indemnifying Party nor the Indemnified Party shall, without the written consent of the other, settle or compromise any claim or permit a default or consent to entry of any judgment unless the claimant and such party provide to such other party an unqualified release from all liability in respect of such claim. Notwithstanding the foregoing, if a settlement offer solely for money damages is made by the applicable third party claimant, and the Indemnifying Party notifies the Indemnified Party in writing of the Indemnifying Party's willingness to accept the settlement offer and pay the amount called for by such offer, and the


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

Indemnified Party declines to accept such offer, the Indemnified Party may continue to contest such claim, free of any participation by the Indemnifying Party, and the amount of any ultimate liability with respect to such claim that the Indemnifying Party has an obligation to pay hereunder shall be limited to the lesser of (i) the amount of the settlement offer that the Indemnified Party declined to accept or (ii) the aggregate Losses of the Indemnified Party with respect to such claim. If the Indemnifying Party makes any payment on any claim, the Indemnifying Party shall be subrogated, to the extent of such payment, to all rights and remedies of the Indemnified Party to any insurance benefits or other claims of the Indemnified Party with respect to such claim.

                        (e) In the event that the Indemnifying Party does not elect to assume the defense of any claim, suit, action or proceeding, then any failure of the Indemnified Party to defend or to participate in the defense of any such claim, suit, action or proceeding or to cause the same to be done, shall not relieve the Indemnifying Party of its obligations hereunder.

                10. Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, personal representatives, successors, assigns and affiliates.

                11. Notices. Any notice or other communication provided for herein or given hereunder to a party hereto shall be in writing and shall be given by delivery, by telex, telecopier or by mail (registered or certified mail, postage prepaid, return receipt requested) to the respective parties as follows:

                        If to Regency:

                        Regency Centers Corporation
                        121 West Forsyth Street, Suite 200
                        Jacksonville, Florida 32202
                        Attention:     Martin E. Stein, Jr.
                        Facsimile:     (904) 354-1832

                        with a copy to:

                        Foley & Lardner
                        200 Laura Street
                        Jacksonville, Florida 32202
                        Attention:     Linda Y. Kelso, Esq.
                        Facsimile:     (904) 359-8700


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

                        If to Security Capital:

                        c/o GE Capital Real Estate
                        292 Long Ridge Road
                        Stamford, Connecticut  06927
                        Attention:     Legal Department/Security Capital
                        Facsimile:     (203) 357-6768

                        with a copy to:

                        Hogan & Hartson L.L.P.
                        Columbia Square
                        555 Thirteenth Street, N.W.
                        Attention:     J. Warren Gorrell, Jr., Esq.
                        Facsimile:     (202) 637-5910

or to such other address with respect to a party as such party shall notify the other in writing.

                12. Waiver. No party may waive any of the terms or conditions of this Agreement, nor may this Agreement be amended or modified, except by a duly signed writing referring to the specific provision to be waived, amended or modified.

                13. Entire Agreement. This Agreement constitutes the entire agreement with respect to the subject matter hereof, and supersedes all other prior agreements and understandings, both written and oral, among the parties hereto and their affiliates.

                14. Expenses. Except as otherwise expressly contemplated herein to the contrary, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay its own expenses incident to preparing for, entering into and carrying out this Agreement and the consummation of the transactions contemplated hereby. Notwithstanding the foregoing, to the extent that any of the underwriters set forth in the Underwriting Agreement is entitled to any fees, discounts or commissions with respect to the Regency Shares purchased by Regency hereunder, Security Capital agrees to pay any and all such fees, discounts and commissions and shall hold Regency harmless from and against any liability in respect thereof.

                15. Captions. The Section and Paragraph captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

                16. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.


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

                17. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida.

                18. No Presumption Against Drafter. Each of the parties hereto has jointly participated in the negotiation and drafting of this Agreement. In the event of an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by each of the parties hereto and no presumptions or burdens of proof shall arise favoring any party by virtue of the authorship of any of the provisions of this Agreement.

                19. Termination. If the closing of the transactions contemplated hereby has not occurred on or prior to September 30, 2003, this Agreement shall terminate and be of no further force or effect.

                                    * * * * *

                IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the day and year first executed.

                                        REGENCY CENTERS CORPORATION



                                        By:      /s/ Martin E. Stein, Jr.
                                           -------------------------------------
                                        Name:   Martin E. Stein, Jr.
                                        Title:  Chairman


                                        SECURITY CAPITAL GROUP INCORPORATED



                                        By:      /s/ Philip Mintz
                                           -------------------------------------
                                        Name:   Philip Mintz
                                        Title:  Authorized Signatory



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

                                        SECURITY CAPITAL SHOPPING MALL BUSINESS
                                        TRUST



                                        By:      /s/ Philip Mintz
                                           -------------------------------------
                                        Name:   Philip Mintz
                                        Title:  Authorized Signatory










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